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                                  Exhibit 23(a)
















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                                                                   EXHIBIT 23(a)

                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference of our report dated February 1, 2001, which appears in Commercial National Financial Corporation's annual report on Form 10-K for the year ended December 31, 2000, in Form S-8, for that Corporation's 2001 Stock Option Plan.



                                                   Crowe, Chizek and Company LLP


South Bend, Indiana
May 7, 2001